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EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Scheuerman, President and Chairman of Golden Sand Eco-Protection, Inc. certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (The "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2004

                                       GOLDEN SAND ECO-PROTECTION, INC.

                                  By:  /s/ Charles Scheuerman
                                       -----------------------------------------
                                        Charles Scheuerman, President & Chairman